UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 3, 2005

NET 1 U.E.P.S. TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	65-0903895
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

President Place, 4th Floor, Cnr. Jan Smuts and Bolton Avenue
Rosebank, Johannesburg, South Africa
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:    011-27-11-343-2001

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a -4(c))

Item 5.02 (d) Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

(1) Effective January 31, 2005, the Net 1 U.E.P.S. Technologies, Inc. Board of Directors appointed Mr. C. S. Seabrooke as a Non-Executive Director of the Company.

(2) None.

(3) Mr. Seabrooke will chair the audit committee.

(4) None.

Item 9.01 Financial Statements and Exhibits

c) Exhibits

99.1	Press release on February 3, 2005 - Net1 UEPS Technologies, Inc Announces appointment of Christopher Seabrooke as Non-Executive Director.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET 1 U.E.P.S. TECHNOLOGIES, INC.
(Registrant)

By: /s/ Serge Belamant
Serge Belamant, Chief Executive Officer

Date: February 3, 2005

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release on February 3, 2005 - Net1 UEPS Technologies, Inc Announces appointment of Christopher Seabrooke as Non-Executive Director.